Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED SUPPLY AGREEMENT

This first amendment to amended and restated SUPPLY agreement (this “Amendment”), dated as of December 1, 2020 (the “Amendment Date”), is by and between Cerus Corporation (“Cerus”) and Purolite Corporation (“Purolite”).  Cerus and Purolite are each hereinafter sometimes referred to as a “Party” and collectively as the “Parties.” Capitalized terms used herein have the meaning ascribed to such terms in the hereinafter defined Supply Agreement.

RECITALS

WHEREAS, Cerus and Purolite are parties to that certain Amended and Restated Supply Agreement, dated as of April 21, 2014 (as such agreement may be amended, modified or supplemented from time to time, the “Supply Agreement”), pursuant to which Purolite sells to Cerus certain Raw Materials used in the manufacture of disposable products forming part of the INTERCEPT Blood System for platelets and the INTERCEPT Blood System for plasma;

WHEREAS, the Parties desire to amend certain terms in the Supply Agreement in the manner set forth in this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby covenant and agree as follows:

1.	New Section 6.4 is hereby added to the Supply Agreement as follows:

6.4.  Limitation of Liability.  IN NO EVENT SHALL EITHER PARTY BE LIABLE UNDER ANY LEGAL THEORY FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFIT, HOWEVER CAUSED, ARISING OUT OF OR RELATING TO THIS SUPPLY AGREEMENT OR THE DELIVERY OR USE OF THE RAW MATERIALS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT TO THE EXTENT RESULTING FROM DEATH OR PERSONAL INJURY, OR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY, OR EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THE SUPPLY AGREEMENT, OR A BREACH BY EITHER PARTY OF ITS CONFIDENTIALITY OBLIGTIONS UNDER THE SUPPLY AGREEMENT.

2.	Section 9.1 of the Supply Agreement is hereby deleted and replaced with the following new Section 9.1:

9.1This Supply Agreement contains the entire agreement between the Parties relating to the Raw Materials and supersedes all prior agreements and negotiations between Cerus and Purolite regarding the same.  None of the terms of this Supply Agreement shall be modified, changed or amended, and none of the terms, covenants, representations, warranties and conditions shall be modified or waived, except pursuant to an instrument in writing signed by Cerus and Purolite or, in the case of a waiver, by the Party waiving compliance.

3.

Continuing Effectiveness of the Supply Agreement.  Except as expressly provided herein, the Supply Agreement shall remain in full force and effect, and the Parties do hereby ratify and confirm the Supply Agreement as amended hereby.

4.	Binding Nature. This Amendment shall be binding on each of the Parties and each of their respective successors and assigns.
5.

Applicable Law and Jurisdiction; Waiver.  This Amendment is made and shall be interpreted and enforced in accordance with the laws of the State of New York, without giving effect to any choice or conflict of laws provisions.

6.	Effectiveness. This Amendment shall be deemed effective as of the Amendment Date.

7.

Counterparts.  This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterpart signatures need not be on the same page and shall be deemed effective upon receipt.  Delivery of signature by scan delivered by email, receipt acknowledged, or electronic signature are effective to bind a Party hereto.

[SIGNATURE PAGE TO FIRST AMENDMENT TO SUPPLY AGREEMENT]

IN WITNESS WHEREOF, the Parties hereby execute this Amendment on the date first written above.

By: Cerus CorporationBy:Purolite Corporation

/s/ Kevin D. Green/s/ Jacob Brodie

Name:Kevin D. GreenName:Jacob Brodie

Title:VP, Finance and CFOTitle:Vice President

Date:12/1/2020Date:12/1/2020